Agreement

Apollo Gold Corporation: Black Fox Gold Project

First Supplemental Agreement to the Security Agent Agreement

RMB Australia Holdings Limited

Macquarie Bank Limited

Apollo Gold Corporation

RMB Resources Inc.

david.walton@freehills.com

Freehills

MLC Centre Martin Place Sydney NSW 2000 Australia
GPO Box 4227 Sydney NSW 2001 Australia

Sydney Melbourne Perth Brisbane Singapore

Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
www.freehills.com DX 361 Sydney

Correspondent offices in Hanoi Ho Chi Minh City Jakarta

Contents

Table of contents

The agreement

First Supplemental Agreement to the Security Agent Agreement

Date ▸ 6 February 2009

Between the parties

Initial Beneficiaries	**RMB Australia Holdings Limited** ABN 13 003 201 214 of Level 13, 60 Castlereagh Street, Sydney NSW 2000, Australia **(RMBAH)**
	Macquarie Bank Limited ABN 46 008 583 542 of Metals and Energy Capital Division, Level 1, No. 1 Martin Place, Sydney NSW 2000, Australia **(Macquarie)**
Initial Security Provider	**Apollo Gold Corporation** a corporation existing under the laws of the Yukon Territory, Canada of 5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado 80111-3220, United States of America **(Borrower)**
Security Agent	**RMB Resources Inc.** a company incorporated under the laws of Delaware, United States of America of Suite 900, 143 Union Boulevard, Lakewood, Colorado 80228, United States of America **(Security Agent)**
Background	1 The parties are party to the Relevant Document. 2 The parties wish to amend the Relevant Document in the manner set out in this agreement.
This agreement witnesses	that in consideration of, among other things, the mutual promises contained in this agreement, the parties agree as set out in the Operative part of this agreement.

Operative part

1 Definitions and interpretation

1.1 Agreement components

This agreement includes any schedule.

1.2 Definitions

The meanings of the terms used in this document are set out below.

Term	Meaning
Effective Date	the date of this agreement.
General Security Agreement	the general security agreement entered into between the Borrower and the Security Agent dated 10 December 2008.
Priority Agreement	the priority agreement between the parties to this agreement dated 10 December 2008.
Relevant Document	the agreement entitled 'Security Agent Agreement' between the parties to this agreement dated 10 December 2008

1.3 Incorporated definitions

A word or phrase defined in the Relevant Document has the same meaning when used in this agreement.

1.4 Incorporated provisions

Clauses 1.2 and 1.3 of the Relevant Document apply to this agreement as if set out in full in this agreement and as if references in those clauses to 'this agreement' were to this Supplemental Agreement to the Security Agent Agreement.

2 Amendment

2.1 Amendment to Relevant Document

On and with effect from the Effective Date, clauses 1.1 and 5.2(b) of the Relevant Document are amended and restated as set out in Schedule 1.

2.2 Amendments not to affect validity, rights, obligations

(a) The amendments to the Relevant Document referred to in clause 2.1 do not affect the validity or enforceability of the Relevant Document or any other Transaction Document

(b) Nothing in this agreement:

(1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Relevant Document or any other Transaction Document; or

(2) discharges, releases or otherwise affects any liability or obligation arising under the Relevant Document or any other Transaction Document

2.3 Confirmation

(a) On and with effect from the Effective Date, each party is bound by the Relevant Document as amended by this agreement.

(b) Each party acknowledges and agrees that this agreement is a 'Transaction Document' as defined in, and for all purposes under, the Relevant Document.

3 Acknowledgements

On and from the Effective Date:

(a) Each party acknowledges that the Macquarie Hedging Agreement constitutes a 'Transaction Document' as that term is used in the Relevant Document and each other Transaction Document.

(b) Each party acknowledges that all moneys owing to Macquarie under or in relation to the Macquarie Hedging Agreement constitute part of the money secured under each Security (as that term is used in the Relevant Document) and are secured by each Security.

(c) Without limiting clause 3(b), each party acknowledges that all Secured Moneys owing to Macquarie under or in relation to the Macquarie Hedging Agreement constitute:

(1) 'Obligations' as that term is defined in the General Security Agreement and the Mortgage respectively; and

(2) 'Secured Moneys' as that term is defined in the Relevant Document.

(d) RMBAH acknowledges that all Secured Moneys owing to Macquarie under or in relation to the Macquarie Hedging Agreement constitutes 'First Debt' as that term is defined in the Priority Agreement.

(e) Despite clause 4.2 of the Relevant Document, each party acknowledges that Macquarie is entitled to set-off and net amounts owing under the Macquarie Hedging Agreement in accordance with the terms of the Macquarie Hedging Agreement and Macquarie's usual practices and procedures.

4 General

4.1 Notices

A notice given under this agreement must be given in accordance with the Relevant Document.

4.2 Governing law and jurisdiction

(a) This agreement is governed by the laws of the Province of Ontario and the laws of Canada which are applicable in the Province of Ontario, other than any laws which would result in the imposition of the laws of another jurisdiction.

(b) Each party irrevocably submits to the non-exclusive jurisdiction of the couns of the Province of Ontario.

4.3 Further action

Each party must do all things and execute all further documents necessary to give full effect to this agreement.

4.4 Costs and expenses

The Borrower must pay all reasonable costs and expenses of the parties to this agreement in relation to the negotiation, preparation, execution, delivery, stamping and completion of this agreement.

4.5 Stamp duty

The Borrower must pay any stamp duty or similar Tax which is payable in connection with the execution or performance of this agreement

4.6 Counterparts

(a) This agreement may be executed in any number of counterparts.

(b) All counterparts, taken together, constitute one instrument.

(c) A party may execute this agreement by signing any counterpart

4.7 Attorneys

Each of the attorneys executing this agreement states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Schedule 1

Amended and Restated Relevant Document

Clause 1.1

Clause 1.1 of the Relevant Document is amended by adding after the definition of 'Interest Expense' the following definition:

Macquarie Hedging Agreement	the hedging agreement entitled 'Commodity Confirmation – Deliverable Forward with Compounding Contract Price' entered into between Macquarie and the Borrower with an effective date of 4 February 2009

Clause 5.2(b)

Clause 5.2(b) of the Relevant Document is amended and restated as follows:

"The Recovered Moneys available for distribution in or towards payment or repayment of the Secured Moneys (after payment out of the Recovered Moneys of any amounts which, under a Security, are required to be paid out of those Recovered Moneys before any distribution is made in or towards payment or repayment of the Secured Moneys) must be applied by the Security Agent in accordance with any written agreement between all of the Beneficiaries at the time that agreement is made and the Security Agent at that time or, in the absence of any agreement in the following orders of priority:

(1) after all transactions under or in relation to the Macquarie Hedging Agreement have been closed out, any net proceeds of close-out owing to the Borrower by Macquarie will be applied as follows:

- first, those proceeds must be set off against amounts owing by the Borrower to Macquarie under the Bridge Facility Agreement; and
- second, any remaining proceeds must be paid by Macquarie to the Security Agent in its capacity as Security Agent to be applied in accordance with the order of priority set out in clause 5.2(b)(2) below;

(2) in respect of all Recovered Moneys other than net proceeds of close-out owing to the Borrower by Macquarie under or in relation to the Macquarie Hedging Agreement, and in respect of any amount paid to the Security Agent by Macquarie under clause 5.2(b)(1) above:

- first, in or towards payment of any money due to the Security Agent in its capacity as Security Agent under the Transaction Documents,
- second, in or towards payment or repayment to each Beneficiary of its Share (calculated as at the date of the distribution) of the Secured Moneys (calculated as at the date of the distribution) owing under or in relation to any Transaction Document other than the Macquarie Hedging Agreement, until each Beneficiary has received its Secured Moneys in full, and
- third, in or towards payment to Macquarie of the Secured Moneys (calculated as at the date of the distribution) under the Macquarie Hedging Agreement."

Signing page

Executed as an agreement

Initial Beneficiary

Signed for
RMB Australia Holdings Limited
By

sign here► M Schonfeld

Director

print name M Schonfeld

sign here►

Director / Company Secretary

print name Gregory Gay

Initial Beneficiary

Signed for
Macquarie Bank Limited
by its attorneys

sign here ► ______________________
Attorney

print name Carmel Ferguson
Executive Director

sign here ► Margot Branson
Attorney

print name Margot Branson
Associate Director
Legal Risk Management

in the presence of

sign here ► ______________________
Witness

print name Neshaat Mirzaie
Lawyer

Initial Security Provider

Signed for
Apollo Gold Corporation
by its authorised signatory

sign here ► ______________________
Authorised Signatory

print name ______________________

title ______________________

Initial Beneficiary

Signed for
Macquarie Bank Limited
by its attorneys

sign here ► ______________________
Attorney

print name ______________________

sign here ► ______________________
Attorney

print name

In the presence of

sign here ► ______________________
Witness

print name ______________________

Initial Security Provider

Signed for
Apollo Gold Corporation
by its authorised signatory

sign here ► R. D. Russell
Authorised Signatory

print name R. David Russell

title Chief Executive Officer

Security Agent

Signed for
RMB Resources Inc.
by its authorised signatory

sign here ► [signature]
Authorised Signatory

print name Richard A Winters

title President